Prospectus Supplement	August 9, 2006

PUTNAM INTERNATIONAL EQUITY FUND

Prospectuses dated October 30, 2005

The following is inserted after the fourth paragraph in the section “Who manages the fund?”:

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC ("PAC"), as a sub-adviser to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged as sub-adviser. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

PUTNAM INVESTMENTS	236591 8/06

Supplement	August 9, 2006

PUTNAM INTERNATIONAL EQUITY FUND

Statement of Additional Information dated October 30, 2005

The following is added to the section entitled “Management” in the fund’s Statement of Additional Information:

The Sub-Adviser

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of Putnam International Equity Fund as determined from time to time by Putnam Management or, with respect to portions of the fund’s assets for which PIL acts as sub-manager as described above, PIL. PAC serves as sub-adviser pursuant to the terms of a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management or, with respect to portions of the fund’s assets for which PIL acts as sub-manager, PIL (and, in either case, not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of the fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will determine whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management (and, if applicable, PIL). PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment (as defined in the Investment Company Act of 1940). It may not be amended without the approval of a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In the case of a vote of shareholders, the required approval is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

PUTNAM INVESTMENTS	236648 8/06